UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-60032	62-1518973
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 1, 2006, Buckeye Technologies Inc. issued a press release that announced David B. Ferraro, Chairman and Chief Executive Officer, will retire in September 2006. A copy of the press release is attached as exhibit 99.1.

In anticipation of Mr. Ferraro’s retirement, the Board has elected John B. Crowe, age 59, currently Buckeye President and Chief Operating Officer, to the office of Chairman and Chief Executive Officer succeeding Mr. Ferraro effective July 1, 2006. Mr. Crowe served as President and Chief Operating Officer since April 1, 2003. He was elected as a director Buckeye in August 2004. He served as Senior Vice President, Wood Cellulose from January 2001 to April 2003. He served as Vice President, Wood Cellulose Manufacturing from December 1997 to January 2001. Prior to joining the Company, he was Executive Vice President/General Manager of Alabama River Pulp and Alabama Pine Pulp Operations, a division of Parsons and Whittemore, Inc. and was Vice President and Site Manager of Flint River Operations, a subsidiary of Weyerhauser Company. From 1979 to 1992, he was an employee of Procter & Gamble.

Other key management changes being made in accordance with the Company’s succession plan include:

Kristopher J. Matula, age 43, currently Executive Vice President and Chief Financial Officer, will succeed Mr. Crowe as President and Chief Operating Officer effective July 1, 2006. Mr. Matula served as Executive Vice President and Chief Financial Officer since October 2003. He served as Senior Vice President, Nonwovens and Corporate Strategy from April 2003 to October 2003. He served as Senior Vice President, Nonwovens from January 2001 to April 2003. He served as Senior Vice President Commercial - Absorbent Products from July 1997 to January 2001 and as Vice President, Corporate Strategy from April 1996 to July 1997. Prior to joining Buckeye in 1994, he held various positions with Procter & Gamble and General Electric.

Steven G. Dean, age 50, currently Vice President and Controller, will succeed Mr. Matula as Chief Financial Officer. Mr. Dean served as Company Controller since December 2005 and was elected Vice President and Controller in February 2006. Previously, he served as Controller for Buckeye’s Specialty Fibers Division from December 2004 to November 2005 and Controller for Buckeye’s Nonwovens Division from September 2001 to November 2004. Prior to joining Buckeye in 1999, he held various financial management positions with Thomas & Betts and Hewlett-Packard.

The other members of Buckeye’s Executive Team will continue in their current roles.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Buckeye Technologies Inc. dated June 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/S/ KRISTOPHER J. MATULA
Kristopher J. Matula
Executive Vice President and Chief Financial Officer
June 2, 2006